                                  EXHIBIT 24

NORTH CAROLINA

CATAWBA COUNTY                                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned corporation, being WSMP, Inc., a North Carolina corporation, hereinafter referred to as the "Company", the WSMP, Inc. 1997 Incentive Stock Option Plan, hereinafter referred to as the "Plan", and the undersigned individuals, do hereby in the capacity shown below, individually appoint David R. Clark, Matthew V. Hollifield, and James R. Simpson II, and each of them, the agent and attorney-in-fact for each of the undersigned, to execute and deliver, for and on behalf of the undersigned, a Registration Statement to be filed by the Company in 1997 on Form S-8, with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, and covering the Company's registration of the Plan and 500,000 shares of its common stock, and any and all amendments and post-effective amendments to such Registration Statement.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

         IN WITNESS WHEREOF, the undersigned corporation has caused this Power of Attorney to be signed in its corporate name by its President and attested by its Secretary and its corporate seal to be hereunto affixed, the Plan has caused this Power of Attorney to be signed by a member of its administering Committee hereunto duly authorized, and the undersigned individuals have set their hands and seals to the foregoing Power of Attorney, this 15th day of May, 1997.


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                                            WSMP, INC.

                                            By:/s/ David R. Clark
                                               ------------------------------
                                                           President

ATTEST:

/s/ Richard F. Howard
------------------------------------
--------- Secretary
(corporate seal)

                                          WSMP, INC.

                                          1997 INCENTIVE STOCK OPTION PLAN

                                          By:/s/ Richard F. Howard
                                             --------------------------------
                                             Chairman of the Board of Directors

/s/ Richard F. Howard                     /s/ James C. Richardson, Jr.
--------------------------------          -------------------------------------
Richard F. Howard, Chairman               James C. Richardson, Jr., Vice
of the Board of Directors,                Chairman of the Board of Directors
Secretary of the Company                  (Principal Executive Officer)

/s/ Matthew V. Hollifield                 /s/ David R. Clark
--------------------------------          -------------------------------------
Matthew V. Hollifield, Vice               David R. Clark, President and
President of Finance                      Director
(Principal Accounting Officer,            (Principal Operating Officer)
Principal Financial Officer)

/s/ James M. Templeton                    /s/ Lewis C. Lanier
---------------------------------         -------------------------------------
James M. Templeton, Director              Lewis C. Lanier, Director


/s/ Richard F. Hendrickson                /s/ William R. McDonald
---------------------------------         -------------------------------------
Richard F. Hendrickson,                   William R. McDonald, Director
Director

/s/ E. Edwin Bradford                     /s/ Bobby G. Holman
---------------------------------         -------------------------------------
E. Edwin Bradford, Director               Bobby G. Holman, Director

STATE OF NORTH CAROLINA
COUNTY OF BURKE

         I, Martha J. Stewart, Notary Public for said County and State, certify that Richard F. Howard personally appeared before me this day and acknowledged that he is Secretary of WSMP, Inc., a North Carolina corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by David R. Clark, its President, sealed with its corporate seal and attested by him as its Secretary.

         Witness my hand and seal, this the 15th day of May, 1997.

                                                  /s/ Martha J. Stewart
                                                  -----------------------------
                                                  NOTARY PUBLIC

My Commission Expires:  6-1-2001
                      ---------------------

STATE OF NORTH CAROLINA
COUNTY OF BURKE

         I, Martha J. Stewart, a Notary Public, do hereby certify that the aforesaid individuals personally appeared before me this day and acknowledged the due execution of the foregoing instrument for the purposes therein contained.

         Witness my hand and seal, this 15th day of May, 1997.

                                            /s/ Martha J. Stewart
                                            -----------------------------------
                                            Notary Public

My commission expires: 6-1-2001
                      ----------------------